SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


Date of Report (date of earliest event reported): October 15, 1998


                      ASSOCIATES HOME EQUITY LOAN TRUST 1998-1
               (Exact name of registrant as specified in its charter)



              Texas                  333-3964904          75-2751093
(State or Other Jurisdiction  (Commission       (I.R.S. Employer
       of Incorporation)              File Number)     Identification No.)

Associates Home Equity Receivables Corporation
250 East Carpenter Freeway
Irving, TX 75062
(Address of Principal Executive Offices)



Registrant's telephone number, including area code:        (972) 652-4000

Item 5.       Other Events

     On October 15, 1998, the Principal and Interest collected during the preceding calendar month, net of certain adjustments as provided for in the Pooling and Servicing Agreement dated as of March 1, 1998 (the "Agreement"), between Associates Home Equity Receivables Corp., as Seller and Associates Home Equity Services, Inc., as Servicer, and The First National Bank of Chicago, as Trustee (the "Trustee"), were distributed to holders ("Certificateholders") of certificates representing undivided fractional interests in Associates Home Equity Loan Trust 1988-1. In accordance with the Agreement, the Servicer's Certificate, as defined in the Agreement, was furnished to the Trustee for the benefit of the Certificateholders and the Trustee's Statement was distributed by the Trustee to the Certificateholders. A copy of the Servicer's Certificate and the Trustee's Statement is being filed as Exhibit 20.1 and 20.2, respectively to this Current Report on Form 8-K.

              A.     Monthly Report Information:
                     Aggregate distribution information for the current distribution date October 15, 1998.

              Principal      Interest             Ending Balance

              See Exhibit 1.

              B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

              C.     Have any deficiencies occurred?   NO.
                     Date:
                     Amount:

              D.     Were any amounts paid or are any amounts payable under
                     the Certificate Guaranty Insurance Policy?   NO
                     Amount:

              E.     Are there any developments with respect to the
                     Certificate Insurance Guaranty Policy?      NONE.

              F.     Item 1: Legal Proceedings:   NONE

              G.     Item 2: Changes in Securities:       NONE

              H      Item 4: Submission of Matters to a Vote of
                     Certificatholders:  NONE

              I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

        Exhibit No.

              1.     Monthly Servicer Certificate dated October 15, 1998.


ASSOCIATES HOME EQUITY SERVICES
MONTHLY SERVICING REPORT - 1998-1
                       Sep-98

                              Pass Through  Original      Ending
                                  Rate       Balance    Pool Factor

Class A-1                           6.620% 86440000.00    0.3073023
Class A-2                           6.390% 13501000.00    1.0000000
Class A-3                           6.380% 57029000.00    1.0000000
Class A-4                           6.770% 21542000.00    1.0000000
Class A-5                           6.640% 23489000.00    1.0000000
Class M-1                           7.080% 12919000.00    1.0000000
Class M-2                           7.310% 11157000.00    1.0000000
Class B                             7.850%  8808000.00    1.0000000
                                    6.668%234885000.00    0.7450804

PRINCIPAL
                               Loan Count   Class A-1    Class A-2   Class A-3
Original Pool Balance               3,492  86440000.00  13501000.00 57029000.00

Beginning Certificate Balance              34735239.16  13501000.00 57029000.00
Beginning Pool Factor                        0.4018422    1.0000000   1.0000000

Beginning Principal Balance         2,837  38485966.08  13501000.00 57029000.00

Principal Collected                     0  $613,412.98        $0.00       $0.00
Principal Payments in Full             98 7,096,990.42        $0.00       $0.00
Liquidation Proceeds                    0        $0.00        $0.00       $0.00
Optional Purchases by Servicer          0        $0.00        $0.00       $0.00
Defaulted Contracts                     0        $0.00        $0.00       $0.00
Substitute Adjustment Amount                     $0.00        $0.00       $0.00
Ending Principal Balance            2,739  30775562.68  13501000.00 57029000.00

Ending Certificate Balance                 26563210.18  13501000.00 57029000.00
Ending Pool Factor                           0.3073023    1.0000000   1.0000000

                                            Class A-4    Class A-5   Class M-1
Original Pool Balance                      21542000.00  23489000.00 12919000.00

Beginning Certificate Balance              21542000.00  23489000.00 12919000.00
Beginning Pool Factor                        1.0000000    1.0000000   1.0000000

Beginning Principal Balance                21542000.00  23489000.00 12919000.00

Principal Collected                              $0.00        $0.00       $0.00
Principal Payments in Full                       $0.00        $0.00       $0.00
Liquidation Proceeds                             $0.00        $0.00       $0.00
Optional Purchases by Servicer                   $0.00        $0.00       $0.00
Defaulted Contracts                              $0.00        $0.00       $0.00
Substitute Adjustment Amount                     $0.00        $0.00       $0.00
Ending Principal Balance                   21542000.00  23489000.00 12919000.00

Ending Certificate Balance                 21542000.00  23489000.00 12919000.00
Ending Pool Factor                           1.0000000    1.0000000   1.0000000


                               Class M-2     Class B       Total
Original Pool Balance         11157000.00   8808000.00 234885000.00

Beginning Certificate Balance 11157000.00   8808000.00 183180239.16
Beginning Pool Factor           1.0000000    1.0000000    0.7798720

Beginning Pool Balance        11157000.00   8808000.00 186930966.08

Principal Collected                 $0.00        $0.00  $613,412.98
Principal Payments in Full          $0.00        $0.00 7,096,990.42
Liquidation Proceeds                $0.00        $0.00        $0.00
Contract Repurchases                $0.00        $0.00        $0.00
Defaulted Contracts                 $0.00        $0.00        $0.00
Substitute Adjustment Amount        $0.00        $0.00        $0.00
Ending Principal Balance      11157000.00   8808000.00 179220562.68

Ending Certificate Balance    11157000.00   8808000.00 175008210.18
Ending Pool Factor              1.0000000    1.0000000    0.7450804


INTEREST
                                            Class A-1    Class A-2   Class A-3
Interest Distribution Required Amount       191,622.74    71,892.83  303,204.18
Unpaid Interest Shortfall                         0.00         0.00        0.00
Total Interest Distribution                $191,622.74   $71,892.83 $303,204.18

Collected Interest Amount                  $573,927.71   $89,641.35 $378,650.20
Excess Interest to Principal               $382,304.97   $17,748.52  $75,446.02

                                            Class A-4    Class A-5   Class M-1
Interest Distribution Required Amount       121,532.78   129,972.47   76,222.10
Unpaid Interest Shortfall                         0.00         0.00        0.00
Total Interest Distribution                $121,532.78  $129,972.47  $76,222.10

Collected Interest Amount                  $143,030.43  $155,957.75  $85,777.09
Excess Interest to Principal                $21,497.65   $25,985.28   $9,554.99


                                            Class M-2     Class B      Total
Interest Distribution Amount                 67,964.73    57,619.00  1020030.83
Unpaid Interest Shortfall                         0.00         0.00        0.00
Total Interest Distribution                 $67,964.73   $57,619.00  1020030.83

Collected Interest Amount                   $74,078.11   $58,481.67  1559544.31
Excess Interest for Overcollateralization    $6,113.38      $862.67 $539,513.48


DISTRIBUTIONS
                                            Class A-1    Class A-2   Class A-3
Principal Distribution Amount             7,710,403.40        $0.00       $0.00
Extra Principal Distribution (O/C)          461,625.58         0.00        0.00
Interest Distribution                       191,622.74    71,892.83  303,204.18
  Total Distribution                      8,363,651.72   $71,892.83 $303,204.18

                                            Class A-4    Class A-5   Class M-1
Principal Distribution Amount                    $0.00        $0.00       $0.00
Extra Principal Distribution (O/C)                0.00         0.00        0.00
Interest Distribution                       121,532.78   129,972.47   76,222.10
  Total Distribution                       $121,532.78  $129,972.47  $76,222.10


                                            Class M-2     Class B      Total
Principal Distribution Amount                    $0.00        $0.00  7710403.40
Extra Principal Distribution (O/C)                0.00         0.00  461,625.58
Interest Distribution                        67,964.73    57,619.00  1020030.83
  Total Distribution                        $67,964.73   $57,619.00  9192059.81


SERVICING FEES                       0.50%  $77,887.90

LATE FEES                                    $7,235.74
EXTENSION FEES                                   $0.00


MONTHLY ADVANCE INTEREST

Beginning Monthly Advance Amount           $489,223.45
Monthly Amount Advanced                     $26,087.51
Ending Monthly Advance Amount              $515,310.96


DELINQUENCY INFORMATION                      Actual    Delinq. Percent
       Days Delinquent           Number      Balance   of Principal Balance
            31-59                      53   3305153.82      1.84418%
            60-89                       8   499,541.61      0.27873%
          90 or more                   19 1,080,499.46      0.60289%
       Total Delinquent                80   4885194.89      2.72580%
Memo: Incl. Repo Inventory             81   4928367.22      2.74989%

                                                        Cumulative  Cumulative
REPOSSESSION INFORMATION                   Actual          Units      Balance
                                 Number    Balance        To Date     To Date
BOP Repossessions                       1   $43,172.33
Plus Repossessions In Month             0         0.00            0        0.00
Less Liquidations                       0         0.00            0        0.00
EOP Repossessions                       1   $43,172.33            0       $0.00

REPURCHASES
                                             Number    Actual Balance
Contracts Repurchased for Replacement                0        $0.00
Eligible Substitute Contracts                        0         0.00
Difference Paid by Servicer                          0        $0.00


LOSSES
                                   Sep-98
                                 Units       Dollars
Realized Losses                         0        $0.00
Cumulative Realized Losses              3   $33,815.97     0.014397%

Loss Expenses                        0.00      $422.00
Cumulative Loss Expenses             0.00      $422.00

Class R Distribution                             $0.00

DETERMINATION OF STEPDOWN DATE
The Later to occur of                         Mar-2001 Date not reached
     OR
Ending Principal Balance of Subordinate Certs.          32884000.00
Ending Overcollateralization Amount                    4,212,352.50
                                               (x)      37096352.50
Total Ending Principal Balance                 (y)     179220562.68

Senior Enhancement Percentage                (x)/(y)          20.70%
Senior Specified Enhancement Percentage                       32.00%
                                          Enhancement Less Than Required
Stepdown Determined by Calculation                       03/16/2001


DETERMINATION OF TARGETED OVERCOLLATERALIZATION AMOUNT
Prior to Stepdown Date?                        Yes
Target Overcollateralization Amount               2.00%

Calculation:
The Lesser x or y below
The Greater of the following
2% of the Original Pool Principal Balance     (x1)     4,697,700.00
4% of the Current Pool Principal Balance      (x2)     7,168,822.51

          x =                                  (x)     7,168,822.51
          y =                                  (y)     1,174,425.00

The Lesser of x or y                                   1,174,425.00

Required Overcollateralization Amount                  4,697,700.00
Current Overcollateralization Amount                   4,212,352.50

Overcollateralization Release Amount                       None


LOSS TRIGGER EVENT
Loss Trigger Event Test for Current Period        1.30%
Cum Realized Losses as % of Original          0.014397%

Loss Trigger Event?                            No

DETERMINATION OF TRIGGER EVENT
6 Month Rolling Average of 60+ Day Delinq          (x)      0.54049%
1/2 the Senior Enhancement Percentage              (y)        10.35%
If (x) is greater than or equal to (y), Trigger Event       No

Weighted Average Maturity                                    220.82
Weighted Average Loan Rate                                   10.032%




   ASSOCIATES HOME EQUITY SERVICES
   MONTHLY SERVICING REPORT - 1998-1
         Sep-98


1.                  Principal                           Interest
                  Distributable                      Distributable
                      Amount                             Amount
   Class A-1           $94.539900 (   $8,172,028.98 )       2.2168 (191,622.74 )
   Class A-2            $0.000000 (           $0.00 )       5.3250 ( 71,892.83 )
   Class A-3            $0.000000 (           $0.00 )       5.3167 (303,204.18 )
   Class A-4            $0.000000 (           $0.00 )       5.6417 (121,532.78 )
   Class A-5            $0.000000 (           $0.00 )       5.5333 (129,972.47 )
   Class M-1            $0.000000 (           $0.00 )       5.9000 ( 76,222.10 )
   Class M-2            $0.000000 (           $0.00 )       6.0917 ( 67,964.73 )
   Class B-1            $0.000000 (           $0.00 )       6.5417 ( 57,619.00 )


2. Liquidation Loss Amount                                    None
   Liquidation Loss Interest Amount                           None
   Unpaid Liquidation Loss Interest Shortfall                 None
   Unpaid Certificate Principal Shortfall                     None



3. Certificate Principal Balances after distribution      10/15/98

                Initial CertificateEnding Certificate     Pool
                Principal Balance  Principal Balance     Factor
   Class A-1       $86,440,000.00    $26,563,210.18      0.3073023
   Class A-2       $13,501,000.00    $13,501,000.00      1.0000000
   Class A-3       $57,029,000.00    $57,029,000.00      1.0000000
   Class A-4       $21,542,000.00    $21,542,000.00      1.0000000
   Class A-5       $23,489,000.00    $23,489,000.00      1.0000000
   Class M-1       $12,919,000.00    $12,919,000.00      1.0000000
   Class M-2       $11,157,000.00    $11,157,000.00      1.0000000
   Class B-1        $8,808,000.00     $8,808,000.00      1.0000000
   Pool Balance   $234,885,000.00   $175,008,210.18      0.7450804

4. Adjusted Certificate Principal Balance after allocation of Liquidation Loss
   Amounts on            10/15/98 :
                                       Principal
                                        Balance
   Class M-1                         $12,919,000.00
   Class M-2                         $11,157,000.00
   Class B                            $8,808,000.00

5. Delinquent Contracts

   Days Delinquent                      Number       Actual Balance Percentage
   31-59                                         53  $3,305,153.82     1.84418%
   60-89                                          8    $499,541.61     0.27873%
   90 or more                                    19  $1,080,499.46     0.60289%
   Total Delinquent                              80  $4,885,194.89     2.72580%
   Memo:  Including Repo Inventory               81  $4,928,367.22     2.74989%

                                       Number of         Actual
6. Repossession Information              Units          Balance
   BOP Repossessions                              1     $43,172.33
   Plus Repossessions In Month                    0          $0.00
   Less Liquidations                              0          $0.00
   EOP Repossessions                              1     $43,172.33

7. Fees Paid to the Servicer
   Servicing Fees                        $77,887.90
   Late Fees                               7,235.74
   Extension Fees                              0.00



Associates Home Equity Loan Trust 1998-1
Trustee Payment Reconciliation
            09/30/98


   AVAILABLE FUNDS                    PAYMENTS BY THE TRUSTEE

Principal Received    $7,710,403.40 Class A-1 Principal         $7,710,403.40
Defaulted Principal           $0.00 Extra Principal Distribution   461,625.58
Collected Interest     1,559,544.31
Advanced Interest         26,087.51 Class A-1 Interest             191,622.74
Extension Fees                 0.00 Class A-2 Interest              71,892.83
Late Charges               7,235.74 Class A-3 Interest             303,204.18
                                    Class A-4 Interest             121,532.78
Total Available Funds $9,303,270.96 Class A-5 Interest             129,972.47
                                    Class M-1 Interest              76,222.10
                                    Class M-2 Interest              67,964.73
                                    Class B Interest                57,619.00
                                    Total Interest              $1,020,030.83

                                    Certificate Payments        $9,192,059.81

                                    Net Payment to Trustee      $9,192,059.81

                                    Memo: Reconciliation
                                    Plus: Defaulted Principal           $0.00
                                    Plus: Class R Dist                  $0.00
                                    Plus: Advanced Interest        $26,087.51
                                    Plus: Servicer Fee              77,887.90
                                    Plus: Late/Extension Fees        7,235.74

                                    Total Available Funds       $9,303,270.96



SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

              Associates Home Equity Loan Trust 1998-1

              By: ASSOCIATES HOME EQUITY SERVICES, INC., as Servicer


                             /s/ Marvin T. Runyon
                             Name:  Marvin T. Runyon, III
                             Title: Senior Vice President


Dated:        October 31, 1998